Exhibit 10.5

                                RELEASE AGREEMENT

                  THIS RELEASE AGREEMENT ("Agreement") is made effective as of January 31, 2002 ("Effective Date") by and among the following:

[i] HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("HCRI"), having its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475;

[ii] PENNSYLVANIA BCC PROPERTIES, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania ("HCRI - PA/BCC" and a "Landlord"), having its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475;

[iii] HCN BCC HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("HCRI - HCN/BCC" and a "Landlord"), having its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475;

[iv] HCRI INDIANA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Indiana ("HCRI-IN" and a "Landlord"), having its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475;

[v] FINANCIAL CARE INVESTORS OF LEBANON, LLC, a limited liability company organized under the laws of the State of Delaware ("FCI - Lebanon" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[vi] FINANCIAL CARE INVESTORS OF LOYALSOCK, LLC, a limited liability company organized under the laws of the State of Delaware ("FCI - Loyalsock" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[vii] FINANCIAL CARE INVESTORS OF MORRISTOWN, LLC, a limited liability company organized under the laws of the State of Delaware ("FCI - Morristown" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[viii] FINANCIAL CARE INVESTORS OF OAK RIDGE, LLC, a limited liability company organized under the laws of the State of Delaware ("FCI - Oak Ridge" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[ix] FINANCIAL CARE INVESTORS OF SAGAMORE HILLS, LLC, a limited liability company organized under the laws of the State of Delaware ("FCI - Sagamore Hills" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[x] FINANCIAL CARE INVESTORS OF WESTERVILLE, LLC, a limited liability company organized under the laws of the State of Delaware ("FCI - Westerville" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xi] BALANCED CARE AT SAXONBURG, INC., a corporation organized under the laws of the State of Delaware ("Saxonburg" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xii] BALANCED CARE AT BLOOMSBURG II, INC., a corporation organized under the laws of the State of Delaware ("Bloomsburg" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xiii] BALANCED CARE AT MERRILLVILLE, INC., a corporation organized under the laws of the State of Delaware ("Merrillville" and a "Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xiv] BALANCED CARE AT LEBANON, INC., a corporation organized under the laws of the State of Delaware ("BCC - Lebanon" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xv] BALANCED CARE AT LOYALSOCK, INC., a corporation organized under the laws of the State of Delaware ("BCC-Loyalsock" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xvi] BALANCED CARE AT MORRISTOWN, INC., a corporation organized under the laws of the State of Delaware ("BCC - Morristown" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xvii] BALANCED CARE AT OAK RIDGE, INC., a corporation organized under the laws of the State of Delaware ("BCC-Oak Ridge" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xviii] BALANCED CARE AT SAGAMORE HILLS, INC., a corporation organized under the laws of the State of Delaware ("BCC-Sagamore Hills" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xix] BALANCED CARE AT WESTERVILLE, INC., a corporation organized under the laws of the State of Delaware ("BCC-Westerville" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xx] BCC DEVELOPMENT AND MANAGEMENT CO., a corporation organized under the laws of the State of Delaware ("BCC-Development" and a "Manager"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055;

[xxi] BALANCED CARE CORPORATION, a corporation organized under the laws of the State of Delaware ("Company"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055; and

[xxii] IPC ADVISORS S.A.R.L., a corporation organized under the laws of Luxembourg ("IPC"), having its principal office located at 28 rue Jean Baptise Frescz, L-1542, Luxembourg.

             Hereinafter, HCRI and Landlords may be collectively called "HCN", and Company, Tenants, Managers, and IPC may be collectively called the "BCC Group".

                                 R E C I T A L S

                  A. Each Tenant was or is the tenant of certain leased property under separate Lease Agreements described on Exhibit A attached hereto and incorporated herein ("Leases"). All documents evidencing the obligations between HCN, Tenants, Managers or Company in connection with the Leases may be called collectively "Lease Documents". HCRI - PA/BCC terminated the Lebanon, Loyalsock, Saxonburg and Bloomsburg Leases as of February 26, 2001, and HCRI - HCN/BCC terminated the Morristown, Oak Ridge, Sagamore Hills, and Westerville Leases as of February 26, 2001. HCRI conveyed the property located in Merrillville, Indiana and assigned the Merrillville Lease to HCRI-IN as of June 16, 2001.

                  B. HCRI - PA/BCC and HCRI - HCN/BCC also extended to FCI-Lebanon, FCI-Loyalsock, FCI-Morristown, FCI-Oak Ridge, FCI-Sagamore Hills, and FCI-Westerville ("FCI Borrowers") loans in the amounts specified on Exhibit A ("FCI Loans") subject to the terms of the Loan Agreements described on Exhibit A ("FCI Loan Agreements"). The FCI Loans are each evidenced by Notes described on Exhibit A ("FCI Notes"). The FCI Loans are secured by leasehold mortgages ("FCI Leasehold Mortgages") against the Lebanon, Loyalsock, Morristown, Oak Ridge, Sagamore Hills, and Westerville Leases ("FCI Leases") and security interests in substantially all the personal property of the FCI Borrowers. All documents executed by the FCI Borrowers as evidence of or security for the FCI Loans may be called collectively the "FCI Loan Documents".

                  C. HCRI extended to Merrillville a loan in the amount specified on Exhibit A ("Merrillville Loan") subject to the terms of the Loan Agreement described on Exhibit A ("Merrillville Loan Agreement"). The Merrillville Loan is evidenced by the Note described on Exhibit A ("Merrillville Note"). The Merrillville Loan is secured by a leasehold mortgage against the Merrillville Lease and a security interest in substantially all the personal property of Merrillville. All documents executed by Merrillville as evidence of or security for the Merrillville Loan may be called collectively the "Merrillville Loan Documents".

                  D. HCRI extended to Company a loan in the amount specified on Exhibit A ("Company Loan"). The Company Loan is evidenced by the Note described on Exhibit A ("Company Note"). The Company Loan is secured by the FCI Leasehold Mortgages. All documents executed by Company as evidence of or security for the Company Loan may be called collectively the "Company Loan Documents". The FCI Loans, the Merrillville Loan, and the Company Loan may be collectively called "Loans".

                  E. Company guaranteed [i] Tenants' obligations under the Leases pursuant to the Unconditional and Continuing Lease Guaranties described on Exhibit A; [ii] the repayment of the FCI Loans pursuant to Unconditional Continuing Guaranties described on Exhibit A; and [iii] the repayment of the Merrillville Loan pursuant to the Unconditional and Continuing Guaranty described on Exhibit A (collectively called "Guaranties").

                  F. Tenants currently operate the facilities identified on Exhibit A ("Facilities"). The Facilities are managed by Managers under separate management agreements between Managers and Tenants as described on Exhibit A (collectively called "Management Agreements").

                  G. Tenants failed to pay rent and interest in full and failed to satisfy financial covenants under the Lease Documents, the FCI Loan Documents, and the Company Loan Documents (collectively called "Defaults"). As a result, HCRI-PA/BCC and HCRI-HCN/BCC terminated the FCI Leases, the Saxonburg Lease, and the Bloomsburg Lease ("Lease Terminations"). In addition, HCRI-PA/BCC and HCR-HCN/BCC accelerated payment of the FCI Loans, and HCRI accelerated payment of the Company Loan.

                  H. HCRI and Company attempted to resolve the Defaults by entering into a Master Lease Offer dated March 12, 2001, as supplemented by letters dated April 25, 2001 and June 13, 2001 (collectively called "Initial Master Lease Offer"). In connection with the Initial Master Lease Offer, Company executed and delivered to HCRI a note in the original principal amount of $216,867.00 to fund, in part, the acquisition of personal property for the Westerville Facility ("Westerville Note"). The Initial Master Lease Offer and the Westerville Note may be collectively called the "Initial Settlement Documents". Company was unable to perform its obligations under the Initial Settlement Documents.

                  I. As a result of the failure of Company to perform its obligations under the Initial Settlement Documents, HCRI, HCRI-PA/BCC, and HCRI-HCN/BCC commenced actions against Tenants (excluding Merrillville) and Company seeking, among other remedies, judgments for possession of the Property (excluding the Merrillville Property) and collection of amounts due under the FCI Loans, the Company Loan, and the Initial Settlement Documents (collectively called "HCN Litigation").

                  J. Company and HCRI have now agreed to resolve the Defaults and the HCN Litigation pursuant to the terms of a second Master Lease Offer dated December 21, 2001 ("Second Master Lease Offer"). The Second Master Lease Offer provides for [i] payment of funds to HCRI including delivery of a note in the original principal amount of $1,500,000.00 ("Settlement Note"); [ii] assignment of the FCI Loans, the Company Loan, and the Merrillville Loan from HCN to IPC ("Assignment"); [iii] termination of the Merrillville Lease and transfer of operations of the Merrillville, Westerville, Oak Ridge, and Morristown Facilities to new operators designated by HCRI ("Facility Transfers"); [iv] execution of a Master Lease between

HCRI-PA/BCC and HCRI-HCN/BCC and Balanced Care Tenant (HCN), Inc. for the Lebanon, Montoursville, Bloomsburg, Saxonburg, and Sagamore Hills Properties ("Master Lease"); and [v] a mutual release of liability in connection with the Defaults under Lease Documents. HCN and the BCC Group shall perform their obligations under the Second Master Lease Offer pursuant to the terms of a Settlement Agreement between HCN and each member of the BCC Group. Any term used in this Agreement that is not defined herein shall have the meaning set forth in the Settlement Agreement.

                  NOW THEREFORE, in consideration of the obligations undertaken by the BCC Group under this Agreement, the Settlement Agreement, the Master Lease and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, HCN and each member of the BCC Group agree to the following.

                  1.       Release of Claims.

                           (a) Release of HCN Group. Effective on the Effective
Date and subject to the exclusions in this section and the terms of Section 1(d) below, each member of the BCC Group hereby jointly and severally releases, quits, and forever discharges HCN and all of HCN's affiliates, and any of their respective, former or existing officers, directors, agents, employees, accountants, attorneys, and representatives, and all of their respective heirs, personal representatives, successors, and assigns (collectively, the "HCN Group") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against the judgment and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without limitation, such claims and defenses as fraud, mistake, duress, and usury, that any member of the BCC Group ever had, now have, or might hereafter have against the HCN Group, jointly or severally, for or by reason of any matter, cause, or thing whatsoever occurring or failing to occur prior to the Effective Date, which relates, in whole or in part, directly or indirectly to [i] the Leases; [ii] the Loans; [iii] the Lease Documents; [iv] the Sub-Debt Documents; and [v] the Initial Settlement Documents (collectively called "BCC Documents"). The release provided in this Section 1(a) may be called the "HCN Release". The HCN Release does not release HCN from its obligations under this Agreement, the Settlement Agreement, or the Master Lease.

                           (b) Release of BCC Group. Effective on the Effective
Date and subject to the exclusions in this section and the terms of Section 1(c) below, [A] HCN hereby jointly and severally releases, quits and forever discharges each member of the BCC Group, and any of their respective, former or existing officers, directors, agents, employees, accountants, attorneys, and representatives, and all of their respective heirs, personal representatives, successors, and assigns (collectively, the "BCC Released Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against the judgment and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without limitation, such claims and defenses as fraud, mistake, duress and usury that any member of HCN ever had, now has, or might hereafter have against the BCC Released Parties, jointly or severally, for or by reason of any matter, cause, or thing whatsoever occurring or failing to occur prior to the Effective Date which relates, in whole or in part, directly or indirectly to [i] the Leases; [ii] the Lease Documents; and [iii] the Initial Settlement Documents; and [B] HCN agrees that the Lease Documents that have not already been terminated are terminated and released. The release and termination provided in this Section 1(b) may be called the "BCC Release". The BCC Release does not release any member of the BCC Released Parties from their respective obligations under this Agreement, the Settlement Agreement, the Settlement Note, the documents executed in connection with the Facility Transfers ("Transfer Documents") or the Master Lease, or release BCC from its obligations to IPC under the Loans or the Sub-Debt Documents which were assigned by HCN to IPC pursuant to the Assignment.

                           (c) Conditions Subsequent for BCC Release. The BCC
Release provided in Section 1(b) above will be void ab initio and will be of no force or effect if the Master Lease or the release of the HCN Group contained in Section 1(a) is ever rendered void, avoided or is rescinded, in whole or in part, by operation of law, or by order of any state or federal court of competent jurisdiction, by reason of any order arising out of any claim or proceeding, including, without limitation, any fraudulent transfer or preference action or any other bankruptcy, insolvency, creditor's rights or similar proceeding, initiated or commenced by, on behalf of or in concert with, directly or indirectly, any member of the BCC Released Parties, any affiliate of any such member, any person claiming by or through any member of the BCC Released Parties, or any of their agents, employees, representatives, officers, directors, shareholders, subsidiaries, affiliates, heirs, personal representatives, successors or assigns. It is the intent of the parties that the rejection of the Master Lease pursuant to Section 365 of the U.S. Bankruptcy Code (or similar proceedings under relevant insolvency statutes) shall in no way or manner be grounds for voiding the BCC Release.

                           (d) Conditions Subsequent for HCN Release. The HCN
Release provided in Section 1(a) above will be void ab initio and will be of no force or effect if the Master Lease or the release of the BCC Group contained in Section 1(b) is ever rendered void, avoided or is rescinded, in whole or in part, by operation of law, or by order of any state or federal court of competent jurisdiction, by reason of any order arising out of any claim or proceeding, including, without limitation, any fraudulent transfer or preference action or any other bankruptcy, insolvency, creditor's rights or similar proceeding, initiated or commenced by, on behalf of or in concert with, directly or indirectly, any member of HCN, any affiliate of any such member, any person claiming by or through any member of HCN, or any of their agents, employees, representatives, officers, directors, shareholders, subsidiaries, affiliates, heirs, personal representatives, successors or assigns.

                  2.       Covenant Not to Sue.

                           (a) BCC Covenant Not to Sue. So long as the HCN
Release is in effect, the BCC Group agrees to refrain and forbear from commencing, instituting, joining, participating in or prosecuting any lawsuit, action or other proceeding against the HCN Group (and any member thereof) arising out of, or in connection with the BCC Documents.

                           (b) HCN Covenant Not to Sue. So long as the BCC
Release is in effect, the HCN Group agrees to refrain and forbear from commencing, instituting, joining, participating in or prosecuting any lawsuit, action or other proceeding against the BCC Released Parties (and any member thereof) arising out of, or in connection with the BCC Documents.

                  3. Notices. All notices hereunder shall be in writing, and delivered personally, or by nationally recognized overnight courier service, or by United States mail, postage prepaid, to the addresses set forth below or to such other address as may hereafter be provided in writing to the other party:

                           HCN:

                           c/o Health Care REIT, Inc.
                           One SeaGate, Suite 1500
                           P.O. Box 1475
                           Toledo, Ohio  43603
                           Attention:  Erin C. Ibele, Vice President
                                                     and Corporate Secretary

                           BCC Group:
                           c/o Balanced Care Corporation
                           1215 Manor Drive
                           Mechanicsburg, Pennsylvania  17055
                           Attention:  Richard D. Richardson, Interim CEO

                                 with a copy to:
                                 Balanced Care Corporation
                                 1215 Manor Drive
                                 Mechanicsburg, Pennsylvania  17055
                                 Attention:  Robin L. Barber, Esq.
                                             Senior Vice President and Legal
                                             Counsel

                           All notices shall be deemed to be given upon the
earlier of actual receipt or three days after deposit in the United States mail or one day after deposit with a nationally recognized overnight courier.

                  4. Counterparts. This Agreement may be executed in multiple counterparts each of which shall be deemed an original hereof.

                  5. Severability. Each provision of this Agreement shall be valid and enforceable to the full extent of the law. If any provision of this Agreement or the application of any provision is, to any extent, held or deemed to be invalid or unenforceable, the remainder of this Agreement and the same shall remain in full force and effect.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

HCRI:                                   HEALTH CARE REIT, INC.

                                        By:/s/Erin C. Ibele

                                                 Title: Vice President and
                                                 Corporate Secretary

LANDLORDS:                              PENNSYLVANIA BCC PROPERTIES, INC.

                                        By:/s/Erin C. Ibele

                                                 Title: Vice President and
                                                 Corporate Secretary

                                        HCN BCC HOLDINGS, INC.

                                        By:/s/Erin C. Ibele

                                                 Title: Vice President and
                                                 Corporate Secretary

                                        HCRI INDIANA PROPERTIES, LLC

                                        By:/s/Erin C. Ibele

                                                 Title:Vice President and
                                                 Corporate Secretary

TENANTS:                                FINANCIAL CARE INVESTORS OF LEBANON, LLC

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        FINANCIAL CARE INVESTORS OF LOYALSOCK,
                                        LLC

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        FINANCIAL CARE INVESTORS OF MORRISTOWN,
                                        LLC

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        FINANCIAL CARE INVESTORS OF OAK RIDGE,
                                        LLC

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        FINANCIAL CARE INVESTORS OF SAGAMORE
                                        HILLS, LLC

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        FINANCIAL CARE INVESTORS OF WESTERVILLE,
                                        LLC

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        BALANCED CARE AT SAXONBURG, INC.

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        BALANCED CARE AT BLOOMSBURG II, INC.

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        BALANCED CARE AT MERRILLVILLE, INC.

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

MANAGERS:                               BALANCED CARE AT LEBANON, INC.

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        BALANCED CARE AT LOYALSOCK, INC.

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        BALANCED CARE AT MORRISTOWN, INC.

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        BALANCED CARE AT OAK RIDGE, INC.

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        BALANCED CARE AT SAGAMORE HILLS, INC.

                                        By:/s/Robin L. Barber
                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        BALANCED CARE AT WESTERVILLE, INC.

                                        By:/s/Robin L. Barber

                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

                                        BCC DEVELOPMENT AND MANAGEMENT CO.

                                        By:/s/Robin L. Barber

                                                 Robin L. Barber
                                                 Vice President and
                                                 Secretary

COMPANY:                                BALANCED CARE CORPORATION

                                        By:/s/Robin L. Barber

                                                 Robin L. Barber
                                                 Senior Vice President,
                                                 Legal Counsel,
                                                 and Assistant Secretary

IPC:                                    IPC ADVISORS S.A.R.L.


                                        By:/s/J.B. Unsworth

                                                 Title: Manager

                                    EXHIBIT A

Leases

                Tenants                                       Facility Types (Units,               Facilities
               Landlords                Agreements (Date)             Beds)                        Locations
Financial Care Investors of Lebanon,     Lease Agreement      Personal care facility   Outlook Pointe at Lebanon
LLC                                      (9/22/98);           (56 units, 60 beds)      860 Norman Drive
                                         First Amendment                               Lebanon, Pennsylvania  17042
Pennsylvania BCC Properties, Inc.        (9/30/99)                                     County:  Lebanon
                                                                                       ("Lebanon Facility")

Financial Care Investors of Loyalsock,   Lease Agreement      Personal care facility   Outlook Pointe at Loyalsock
LLC                                      (9/22/98);           (56 units, 60 beds)      2985 Four Mile Drive
                                         First Amendment                               Montoursville, Pennsylvania  17754
Pennsylvania BCC Properties, Inc.        (9/30/99)                                     County:  Lycoming
                                                                                       ("Loyalsock Facility")

Financial Care Investors of              Lease Agreement      Assisted care living     Outlook Pointe at Morristown
Morristown, LLC                          (9/22/98);           facility                 2131 Walters Drive
                                         First Amendment      (60 units, 66 beds)      Morristown, Tennessee  27814
HCN BCC Holdings, Inc.                   (9/30/99)                                     County:  Hamblen
                                                                                       ("Morristown  Facility")

Financial Care Investors of Oak Ridge,   Lease Agreement      Assisted care living     Outlook Pointe at Oak Ridge
LLC                                      (9/22/98);           facility                 734 Emory Valley Road
                                         First Amendment      (58 units, 62 beds)      Oak Ridge, Tennessee  37830
HCN BCC Holdings, Inc.                   (9/30/99)                                     County:  Anderson
                                                                                       ("Oak Ridge Facility")

Leases

                Tenants                                       Facility Types (Units,               Facilities
               Landlords                Agreements (Date)             Beds)                        Locations
Financial Care Investors of Sagamore     Lease Agreement      Residential care         Outlook Pointe at Sagamore Hills
Hills, LLC                               (9/22/98);           facility                 997 West Aurora Road
                                         First Amendment      (103 units, 214 beds)    Sagamore Hills, Ohio  44067
HCN BCC Holdings, Inc.                   (9/30/99)                                     County:  Summit
                                                                                       ("Sagamore Hills Facility")

Financial Care Investors of              Lease Agreement      Residential care         Outlook Pointe at Westerville
Westerville, LLC                         (9/22/98);           facility                 690 Cooper Road
                                         First Amendment      (106 units, 106 beds)    Westerville, Ohio  43081
HCN BCC Holdings, Inc.                   (9/30/99)                                     County:  Franklin
                                                                                       ("Westerville Facility")

Leases

                Tenants                                       Facility Types (Units,               Facilities
               Landlords                 Agreements (Date)            Beds)                        Locations
Balanced Care at Bloomsburg II, Inc.    Lease Agreement       Skilled nursing          Balanced Care, Bloomsburg
                                        (3/15/99);            facility                 3298 Ridge Road
Pennsylvania BCC Properties, Inc.       First Amendment       (36 units, 66 beds)      Bloomsburg, Pennsylvania  17815
                                        (9/30/99)                                      County:  Columbia
                                                                                       ("Bloomsburg Facility")

Balanced Care at Saxonburg, Inc.        Lease Agreement       Assisted living          Outlook Pointe at Saxonburg
                                        (3/15/99);            (personal care           100 Bella Court
Pennsylvania BCC Properties, Inc.       First Amendment       boarding home)           Saxonburg, Pennsylvania  16056
                                        (9/30/99)             (77 units, 103 beds)     County:  Butler
                                                                                       ("Saxonburg Facility")

Balanced Care at Merrillville, Inc.     Master Lease          Residential care         Outlook Pointe at Merrillville
                                        Agreement             facility                 101 West 87th Avenue
Health Care REIT, Inc.                  (10/1/00);            (63 units, 86 beds)      Merrillville, Indiana  46410
                                        Amendment to Master                            County:  Lake
                                        Lease Agreement                                ("Merrillville Facility")
                                        (10/1/00)

Loans

                   Borrowers                           Agreements                  Notes
                    Lenders                              (Date)                   (Date)                   Amount

Financial Care Investors of Lebanon, LLC            Loan Agreement              Amended and Restated     $686,800.00
                                                    (9/22/98);                  Note (10/31/00)
Pennsylvania BCC Properties, Inc.                   First Amendment
                                                    (9/30/99);
                                                    Second Amended and
                                                    Restated Loan Agreement
                                                    (10/31/00)

Financial Care Investors of Loyalsock, LLC          Loan Agreement;             Amended and Restated     $674,050.00
                                                    First Amendment             Note (10/31/00)
Pennsylvania BCC Properties, Inc.                   (9/30/99);
                                                    Second Amended and
                                                    Restated Loan Agreement
                                                    (10/31/00)

Financial Care Investors of Morristown, LLC         Loan Agreement;             Amended and Restated     $692,000.00
                                                    First Amendment             Note (10/31/00)
HCN BCC Holdings, Inc.                              (9/30/99);
                                                    Second Amended and
                                                    Restated Loan Agreement
                                                    (10/31/00)


Loans

                   Borrowers                           Agreements                  Notes
                    Lenders                              (Date)                   (Date)                   Amount

Financial Care Investors of Oak Ridge, LLC          Loan Agreement;             Amended and Restated       $697,948.00
                                                    First Amendment             Note (10/31/00)
HCN BCC Holdings, Inc.                              (9/30/99);
                                                    Second Amended and
                                                    Restated Loan Agreement
                                                    (10/31/00)

Financial Care Investors of Sagamore Hills, LLC     Loan Agreement;             Amended and Restated     $1,243,550.00
                                                    First Amendment             Note (10/31/00)
HCN BCC Holdings, Inc.                              (9/30/99);
                                                    Second Amended and
                                                    Restated Loan Agreement
                                                    (10/31/00)

Financial Care Investors of Westerville, LLC        Loan Agreement;             Amended and Restated     $1,313,675.00
                                                    First Amendment             Note (10/31/00)
HCN BCC Holdings, Inc.                              (9/30/99);
                                                    Second Amended and
                                                    Restated Loan Agreement
                                                    (10/31/00)

Balanced Care at Merrillville, Inc.                 Loan Agreement              Note                     $1,000,000.00
                                                    (10/1/00)                   (10/1/00)
Health Care REIT, Inc.

Balanced Care Corporation                           N/A                         Note                       $900,000.00
                                                                                (10/31/00)
Health Care REIT, Inc.

Guaranties

                Guarantor                          Agreements
                                                     (Date)               Guaranteed Obligations

Balanced Care Corporation                  Unconditional and            Payment and performance of Bloomsburg's obligations
                                           Continuing Lease Guaranty    under the Bloomsburg Lease
                                           (3/15/99)

Balanced Care Corporation                  Unconditional and            Payment and performance of Saxonburg's obligations
                                           Continuing Lease Guaranty    under the Saxonburg Lease
                                           (3/15/99)

Balanced Care Corporation                  Unconditional and            Payment and performance of Merrillville's
                                           Continuing Guaranty          obligations under the Merrillville Lease and the
                                           (10/1/00)                    Merrillville Loan

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Lebanon's obligations
                                           Continuing Lease Guaranty    under the Lebanon Lease
                                           (10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Loyalsock's
                                           Continuing Lease Guaranty    obligations under the Loyalsock Lease
                                           (10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Morristown's
                                           Continuing Lease Guaranty    obligations under the Morristown Lease
                                           (10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Oak Ridge's
                                           Continuing Lease Guaranty    obligations under the Oak Ridge Lease
                                           10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Sagamore Hills'
                                           Continuing Lease Guaranty    obligations under the Sagamore Hills Lease
                                           (10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Westerville's
                                           Continuing Lease Guaranty    obligations under the Westerville Lease
                                           (10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Lebanon's obligations
                                           Continuing Guaranty          under the FCI Loan extended to FCI-Lebanon
                                           (10/31/00)

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Loyalsock's
                                           Continuing Guaranty          obligations under the FCI Loan extended to
                                           (10/31/00)                   FCI-Loyalsock

Guaranties

                Guarantor                          Agreements
                                                     (Date)                 Guaranteed Obligations

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Morristown's
                                           Continuing Guaranty          obligations under the FCI Loan extended to
                                           (10/31/00)                   FCI-Morristown

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Oak Ridge's
                                           Continuing Guaranty          obligations under the FCI Loan extended to FCI-Oak
                                           (10/31/00)                   Ridge

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Sagamore Hills'
                                           Continuing Guaranty          obligations under the FCI Loan extended to
                                           (10/31/00)                   FCI-Sagamore Hills

Balanced Care Corporation                  Unconditional and            Payment and performance of FCI-Westerville's
                                           Continuing Guaranty          obligations under the FCI Loan extended to
                                           (10/31/00)                   FCI-Westerville

Management Agreements

                Managers                        Agreements                 Facility Types             Facilities
                                                  (Date)                   (Units, Beds)              Locations

Balanced Care at Lebanon, Inc.             Management Agreement         Personal care facility   Outlook Pointe at Lebanon
                                           (9/30/98)                    (56 units, 60 beds)      860 Norman Drive
                                                                                                 Lebanon, Pennsylvania  17042
                                                                                                 County:  Lebanon
                                                                                                 ("Lebanon Facility")

Balanced Care at Loyalsock, Inc.           Management Agreement         Personal care facility   Outlook Pointe at Loyalsock
                                           (9/30/98)                    (56 units, 60 beds)      2985 Four Mile Drive
                                                                                                 Montoursville,
                                                                                                 Pennsylvania  17754
                                                                                                 County:  Lycoming
                                                                                                 ("Loyalsock Facility")

Balanced Care at Morristown, Inc.          Management Agreement         Assisted care living     Outlook Pointe at Morristown
                                           (9/30/98)                    facility                 2131 Walters Drive
                                                                        (60 units, 66 beds)      Morristown, Tennessee  27814
                                                                                                 County:  Hamblen
                                                                                                 ("Morristown  Facility")

Balanced Care at Oak Ridge, Inc.           Management Agreement         Assisted care living     Outlook Pointe at Oak Ridge
                                           (9/30/98)                    facility                 734 Emory Valley Road
                                                                        (58 units, 62 beds)      Oak Ridge, Tennessee  37830
                                                                                                 County:  Anderson
                                                                                                 ("Oak Ridge Facility")

Balanced Care at Sagamore Hills, Inc.      Management Agreement         Residential care         Outlook Pointe at Sagamore
                                           (9/30/98)                    facility                 Hills
                                                                        (103 units, 214 beds)    997 West Aurora Road
                                                                                                 Sagamore Hills, Ohio  44067
                                                                                                 County:  Summit
                                                                                                 ("Sagamore Hills Facility")

Balanced Care at Westerville, Inc.         Management Agreement         Residential care         Outlook Pointe at
                                           (9/30/98)                    facility                 Westerville
                                                                        (106 units, 106 beds)    690 Cooper Road
                                                                                                 Westerville, Ohio  43081
                                                                                                 County:  Franklin
                                                                                                 ("Westerville Facility")

Management Agreements

             Managers                            Agreements               Facility Types              Facilities
                                                   (Date)                 (Units, Beds)               Locations


BCC Development and Management Co.         Agreement to Provide         Skilled nursing          Balanced Care, Bloomsburg
                                           Management Services          facility                 3298 Ridge Road
                                           Between Balanced Care at     (36 units, 66 beds)      Bloomsburg, Pennsylvania
                                           Bloomsburg II, Inc. and                               17815
                                           BCC Development and                                   County:  Columbia
                                           Management Co.                                        ("Bloomsburg Facility")
                                           (1/2/98)

BCC Development and Management Co.         Agreement to Provide         Assisted living          Outlook Pointe at Saxonburg
                                           Management Services          (personal care           100 Bella Court
                                           Between Balanced Care at     boarding home)           Saxonburg, Pennsylvania
                                           Saxonburg, Inc. and BCC      (77 units, 103 beds)     16056
                                           Development and Management                            County:  Butler
                                           Co.                                                   ("Saxonburg Facility")
                                           (10/31/97)

BCC Development and Management Co.         Agreement to Provide         Residential care         Outlook Pointe at
                                           Management Services          facility                 Merrillville
                                           Between Balanced Care at     (63 units, 86 beds)      101 West 87th Avenue
                                           Merrillville, Inc. and BCC                            Merrillville, Indiana  46410
                                           Development and Management                            County:  Lake
                                           Co.                                                   ("Merrillville Facility")
                                           (10/24/00)